Fortuna Hedged Bitcoin Fund
Schedule of Investments
May 31, 2025 (Unaudited)

PURCHASED OPTIONS - 14.0%(a)	Notional Amount	Contracts	Value
Call Options - 12.9%			$–
iShares Bitcoin Trust ETF (b)(c)		–	$–
Expiration: 06/20/2025; Exercise Price: $64.00	$891,900	150	$12,900
Expiration: 09/19/2025; Exercise Price: $60.00	891,900	150	98,625

Put Options - 1.1%			$–
iShares Bitcoin Trust ETF, Expiration: 06/20/2025; Exercise Price: $54.00 (b)(c)	891,900	150	10,125
TOTAL PURCHASED OPTIONS (Cost $159,461)			121,650

SHORT-TERM INVESTMENTS - 57.8%		Shares
Money Market Funds - 57.8%
First American Treasury Obligations Fund - Class X, 4.24% (d)(e)		500,135	500,135
TOTAL SHORT-TERM INVESTMENTS (Cost $500,135)			500,135

TOTAL INVESTMENTS - 71.8% (Cost $659,596)			621,785
Other Assets in Excess of Liabilities - 28.2%			244,154
TOTAL NET ASSETS - 100.0%			$865,939
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.
(e)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Fortuna Hedged Bitcoin Fund
Schedule of Written Options
May 31, 2025 (Unaudited)

WRITTEN OPTIONS - (13.2)%	Notional Amount	Contracts	Value
Call Options - (2.4)%
iShares Bitcoin Trust ETF, Expiration: 06/20/2025; Exercise Price: $62.00 (a)(b)	$(891,900)	(150)	$(20,925)

Put Options - (10.8)%
iShares Bitcoin Trust ETF, Expiration: 09/19/2025; Exercise Price: $60.00 (a)(b)	(891,900)	(150)	(93,750)
TOTAL WRITTEN OPTIONS (Premiums received $126,911)			$(114,675)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

Fortuna Hedged Bitcoin Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	–	121,650	–	121,650
Money Market Funds	500,135	–	–	500,135
Total Investments	500,135	121,650	–	621,785

Liabilities:
Investments:
Written Options	–	(114,675)	–	(114,675)
Total Investments	–	(114,675)	–	(114,675)